EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 (File No. 333-____________) of our report dated February 2, 1998 included in MedQuist Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this registration statement.


                                            /s/ Arthur Andersen LLP
                                            ---------------------------------
                                            Arthur Andersen LLP

Philadelphia, PA

June 29, 1998